Exhibit 99.2

Fourth Quarter 2018 Earnings Conference Call 1/17/2019

Important cautionary statement about forward-looking statements.  This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding balance sheet and revenue growth, the provision for loans losses, loan growth expectations, management’s predictions about charge-offs for loans, including energy-related credits, the impact of changes in oil and gas prices on our energy portfolio, the impact of the transaction with Capital One on our performance and financial condition, including our ability to successfully integrate the business, deposit trends, credit quality trends, net interest margin trends, future expense levels, success of revenue-generating initiatives, projected tax rates, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts such as accretion levels, increased cybersecurity risks, including potential business disruptions or financial losses, and the financial impact of regulatory requirements and tax reform legislation. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook", or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such  statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017 and in other periodic reports that we file with the SEC.

N on-GAAP Reconciliations & Glossary of Terms Throughout this presentation we may use non-GAAP numbers to supplement the evaluation of our performance. The items noted below with an asterisk, "*", are considered non-GAAP. These non-GAAP financial measures should not be considered alternatives  to GAAP-basis financial statements, and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently. Reconciliations of those  non-GAAP measures to the comparable GAAP measure are included in the appendix to this presentation. The earnings release, financial tables and supporting slide presentation can be found on the company’s Investor Relations website at hancockwhitney.com/investors. 1Q19–First Quarter of 2019 2Q18–Second Quarter of 2018 3Q18–Third Quarter of 2018 4Q17–Fourth Quarter of 2017 4Q18–Fourth Quarter of 2018 AFS–Available for sale securities ALLL–Allowance for loan and lease losses Annualized–Calculated to reflect a rate based on a full year BOLI–Bank-owned life insurance CDI–Core Deposit Intangible CECL–Current Expected Credit Losses (new accounting standard set for 2020) *Core–Excluding purchase accounting items and nonoperating items *Core NIM –Reported net interest income (TE) excluding total net purchase accounting adjustments, annualized, as a percent of average earning assets *Core Revenue –Net interest income (TE) plus noninterest income excluding purchase accounting adjustments and nonoperating items for both categories CSO–Corporate strategic objective Current Energy Cycle–Refers to the energy cycle beginning in November of 2014 through the most recent quarter end DDA–Noninterest-bearing demand deposit accounts DTA–Deferred Tax Asset E&P–Exploration and Production (Oil & Gas) Efficiency ratio –noninterest expense to total net interest (TE) and noninterest income, excluding amortization of purchased intangibles and nonoperating items EOP–End of period EPS–Earnings per share FTE–Full time equivalent HTM–Held to maturity securities IRR–Interest rate risk Linked-quarter (LQ)–current quarter compared to previous quarter Loan Mark–Fair value discount on loans acquired in a business combination LOB–Line of Business LPO –Loan production office LQA–Linked-quarter annualized M&A –Mergers and acquisitions MM–Dollars in millions NII –Net interest income NIM–Net interest margin (TE) NPA –Nonperforming assets O&G–Oil and gas *Operating–Financial measure excluding nonoperating items *Operating Leverage –Operating revenue (TE) less operating expense ORE–Other real estate PAA–Purchase accounting adjustments from business combinations; including loan accretion, offset by any amortization of a bond portfolio premium, amortization of an indemnification asset and amortization of intangibles PPNR–Pre-provision net revenue RBL–Reserve-based lending ROA–Return on average assets RR–Risk rating SBIC–Small Business Investment Company SNC–Shared National Credit TCE –Tangible common equity ratio (common shareholders’ equity less intangible assets divided by total assets less intangible assets) TCJA–Tax Cuts and Jobs Act TDR–Troubled Debt Restructuring TE–Taxable equivalent (calculated using the current statutory federal tax rate) Trust and Asset Management acquisition –business acquired from Capital One on July 13, 2018 Y-o-Y–Year over year

Corporate Profile (as of December 31, 2018) $28.2 billion in Total Assets $20.0 billion in Total Loans $23.2 billion in Total Deposits Tangible Common Equity (TCE) ratio 8.02% Nearly 200 banking locations and 270 ATMs across our footprint Approximately 3,900 (FTE) employees corporate-wide Rated among the strongest, safest financial institutions in the country by BauerFinancial, Inc. for 117 consecutive quarters Earned top customer service marks with Greenwich Excellence Awards Moody’s long-term issuer rating: Baa3 S&P long-term issuer rating: BBB    Includes trust offices in NY, NJ, TX, and MS

YTD 2018 Highlights (compared to YTD 2017) ($s in millions; except per share data) 2018 2017 Net Income $323.8 $215.6 Earnings Per Share –diluted $3.72 $2.48 Return on Assets (%) (ROA) 1.17 0.82 Return on Tangible Common Equity (%) (ROTCE) 15.62 10.78 Net Interest Margin (%) 3.38 3.43 Net Charge-offs (%) 0.27 0.38 Tangible Common Equity (%) 8.02 7.73 Results Excluding Nonoperating Items (operating)* Nonoperating Items (pre-tax) DTA re-measurement charge $29.5 -- $24.1 $19.5 Operating Income $347.3 $250.8 Earnings Per Share –diluted $3.99 $2.89 Pre-Provision Net Revenue (TE) $463.9 $425.9 ROA (%) 1.25 0.96 ROTCE (%) 16.76 12.54 Efficiency Ratio (%) 57.8 58.9 *Non-GAAP measure. See appendix for non-GAAP reconciliation. Net income improved by 50%, up $108 million, to $324 million EPS increased $1.24, or 50%, to $3.72; excluding nonoperating items, EPS increased $1.10 to $3.99 Operating leverage increased approximately $38 million; revenue up $61 million, operating expense up $23 million Loan growth of $1 billion, or 5%, surpassing $20 billion in total loans funded mostly by growth in total deposits of $897 million, or 4% Criticized commercial loans declined $451 million, or 42%; $270 million energy, $181 million nonenergy; nonperforming loans declined by $47 million, or 13%; $17 million energy; $30 million nonenergy Divested Harrison Finance March 9, 2018; purchased Capital One Trust and Asset Management business July 13, 2018

Portfolio Restructuring Improves NIM Outlook In late 4Q18 the company sold 192k shares of VISA-B stock for a net gain of $33.2 million VISA-B shares net gain offset losses associated with selling $481 million of lower yielding bonds and $116 million of lower yielding municipal loans Proceeds of sales used to purchase $260 million of higher yielding bonds and to pay down $346 million of FHLB advances VISA-B trade and related restructuring improves company’s yields on investment securities and loans, while improving our funding mix Specifically, we expect the following impacts in 2019 from the trade and restructuring:•Loan yield +2 bps •Yield on investment portfolio +10 bps •NIM +7 bps •EPS +$.05    Action Asset/Liability Trade Size ($s in millions) Book Yield Gain(Loss)($s in millions) SALE VISA-B shares n/a $33.2 SALE Investments $481 1.97% ($25.5) SALE Loans $116 2.02% ($7.2) Purchase Investments $260 3.59% n/a Paydown FHLB Advances $346 2.37% n/a n/a=not applicable.

Growth Diversified Across Footprint and Many Lines of Business Loans grew to over $20.0 billion at quarter-end, an increase of $483 million, or 10% LQA •Loan portfolio 52% variable -57% of variable loans are LIBOR-based (30% of total loan portfolio) •97% of the LIBOR loans are tied to 1mo L •3% of the LIBOR loans are tied to 3mo L    -31% tied to Wall Street Journal Prime    .Expect EOP loan growth for 1Q19 in the range of $200-$250 million    3Q18 East Region (MS AL & FL) Central Region (SE LA) West Region (TX & SW LA) Nashville Healthcare Indirect Equipment Finance Mortgage Energy Loan Sale 4Q18 $19,200 $19,400 $19,600 $19,800 $20,000 $20,200 $19,544 $20,026 $142 $101 $138 $47 $63 $132 $5 $20 $116 Millions

Growth Related to Shifting Mix Within The Energy Portfolio Energy loans totaled $1.1 billion, or 5.3% of total loans, up $132 million linked-quarter and virtually unchanged compared to a year earlier .Growth primarily in RBL and midstream .Increase in portfolio outstandings mainly related to efforts to change the mix between RBL and support services •Linked-quarter change reflects $45 million in net reductions and $16 million of charge-offs, offset by $193 million in fundings    Support Drilling 11% Support Nondrilling 36% Energy Loan Portfolio Mix $1,059 million 12/31/18 Upstream (RBL) 43% Midstream 10% Making Progress Towards a Balanced Energy Portfolio 38% 6% 56% 43% 10% 47% 0% 10% 20% 30% 40% 50% 60% Upstream (RBL) Midstream Total Support Services 12/31/2014 12/31/2018 Energy Portfolio as a % of Total Loans 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 5% Strategic Goal

Criticized Commercial Loans Down 25% Linked-Quarter Total criticized loans % of total commercial loans $1,076 7.58% $1,084 7.56% $897 6.18% $834 5.72% $626 4.18% Criticized – Nonenergy % of total commercial loans $526 3.70% $561 3.91% $489 3.37% $477 3.27% $346 2.31% Criticized –energy % of total commercial loans $550 3.87% $523 3.65% $408 2.81% $357 2.45% $279 1.86% .Criticized commercial loans totaled $626 million at December 31, 2018, down $208 million, or 25%, from September 30, 2018 •Criticized energy loans totaled $279 million at December 31, 2018, down $78 million, or 22%, linked-quarter •Criticized nonenergy loans totaled $346 million at December 31, 2018, down $131 million, or 27%, linked-quarter

Nonperforming Loans Down 10% Linked-Quarter Total nonperforming loans %of total loans $373 1.96% $442 2.31% $394 2.03% $364 1.86% $326 1.63% Nonperforming loans–nonenergy % of total loans $159 0.84% $163 0.85% $157 0.81% $144 0.74% $130 0.65% Nonperforming loans–energy % of total loans $214 1.13% $279 1.46% $237 1.22% $220 1.13% $197 0.98%    .NPA ratio 1.76%, down 24 bps linked-quarter .Nonperforming assets totaled $353 million, down $39 million, or 10%, from September 30, 2018 •Nonperforming energy loans totaled $197 million at December 31, 2018, down $23 million, or 10%,linked-quarter (includes accruing energy TDRs of $137 million) •Nonperforming nonenergy loans totaled $130 million at December 31, 2018, down $15 million, or 10%    1.00% 1.50% 2.00% 2.50% 3.00% $0 $100 $200 $300 $400 $500 4Q17 1Q18 2Q18 3Q18 4Q18 % of total loans $s in millions Nonperforming – energy Nonperforming-nonenergy Total nonperforming % of total loans

Adequately Reserved For Both Energy and Nonenergy Allowance for loan losses (ALLL) $194.5million in 4Q18, down $20.0 million linked-quarter •ALLL for energy credits $33.2 million at December31, 2018, down $17.0million, or 34%, from September30, 2018; energy charge-offs totaled $16 million in 4Q18 •Nonenergy ALLL $161.3 million as of December 31, 2018, down $3.0million from September 30, 2018    .Provision for loan losses was $8.1 million; net charge-offs totaled $28.1 million, or 56 bps •Approximately $21 million of charge-offs specifically reserved for in prior periods; 2 credits (one energy, one nonenergy) •Net charge-offs to-date for the current energy cycle (Nov ‘14 –Dec ‘18) total $95 million    .Decrease in allowance consistent with improved credit quality as reflected in $208 million, or 25%, reduction in criticized loans 4Q18 Nonenergy Energy Total General Reserves $147.9MM $31.0MM $178.9MM Impaired Reserves $2.7MM $2.2MM $4.9MM PCI Reserves $10.7MM -- $10.7MM Total Allowance for Credit Losses $161.3MM $33.2MM $194.5MM Loans $18,967MM $1,059MM $20,026MM Coverage Ratio at 12-31-18 0.85% 3.13% 0.97% Coverage Ratio at 9-30-18 0.88% 5.42% 1.10%

NIM Up 3 Basis Points Linked-Quarter Betas 1Q18 2Q18 3Q18 4Q18 4Q15-4Q18 Total Loans 47% 44% 42% 40% 46% Total Deposits Total deposits excluding brokered CDs and acquired trust deposits 29% 23% 17% 14% 35% 20% 31% 20% 24% 19% Net interest margin (NIM) of 3.39%, up 3 bps linked-quarter; net interest income up $3.2 million •Loan yield up 8bps •Yield on securities portfolio up 7bps •Cost of funds up 7bps •Cost of deposits up 8 bps ▸No net interest recoveries/reversals in 4Q18 ▸Core NIM of 3.31% up 3 bps linked-quarter 3.36% 3.39% 0.02% 0.02% 0.02% 0.01% 0.02% 3.00% 3.05% 3.10% 3.15% 3.20% 3.25% 3.30% 3.35% 3.40% 3.45% 3.50% 3Q18 NIM (TE) 3Q18 Interest recoveries Portfolio Restructuring Favorable Funding Mix Favorable Earning Asset Mix Other 4Q18 NIM (TE) 2.50% 2.46% 2.50% 2.55% 2.62% 0.50% 0.58%0.64% 0.75% 0.82% 3.48% 3.37% 3.40% 3.36%3.39% 0.00% 1.50% 3.00% 4.50% 4Q17 1Q18 2Q18 3Q18 4Q18 Loan Yield – reported Securities Yield – reported Cost of Funds – reported NIM 4.46% 4.43% 4.55% 4.63% 4.71%

Portfolio totaled $5.7 billion, down $317 million, or 5%, linked-quarter; reflects portfolio restructuring detailed on slide 7 .Yield 2.62%, up 7 bps linked-quarter .Premium amortization down $0.8 million linked-quarter .Unrealized net loss of $64.8million on AFS compared to $130.7 million at September 30, 2018 .52% HTM, 48% AFS .Duration 4.67 years compared to 4.90 years at September 30, 2018 CMO $1,407 25% U.S. Agencies and other $128 2% MBS $3,266 57% Munis $935 16% Securities Portfolio Mix 12/31/18 $s in millions 3.1% 5.9% 8.3% 10.6% 3.8% 7.0% 9.6% 11.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% +100 shock +200 shock +300 shock +400 shock IRR Scenarios Year 1 Year 2

. Total deposits $23.2 billion, up $732 million, or 3%, linked-quarter •Noninterest-bearing demand deposits (DDA) increased $358 million •Interest-bearing transaction and savings deposits increased $28 million •Time deposits (retail) increased $121 million; time deposits (brokered) declined by $168 million •Interest-bearing public fund deposits increased $393 million •DDA comprised 37% of total period-end deposits •Cost of deposits up 8bps to 70 bps •Average loan/deposit ratio 88%    Time Deposits (retail) $2,416 10% Time Deposits (brokered) $1,228 5% Interest-bearing public funds $3,007 13% Noninterest bearing $8,499 37% Interest-bearing transaction & savings $8,000 35% Total Deposits 12/31/18 $s in millions 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Avg Qtrly Deposits $18.7 $18.9 $19.2 $20.9 $21.3$21.8 $22.0 $22.1 $22.0 $22.5 LQA EOP growth 1% 11% 10% 31% 2% 13% 4% -4% 3% 13% $14.0 $15.0 $16.0 $17.0 $18.0 $19.0 $20.0 $21.0 $22.0 $23.0 $s in billions

Seasonality and Market Conditions Drive Changes in Fees Noninterest income totaled $74.5 million, down $1.0 million, or 1% linked-quarter •Includes $0.6 million in net gains on sale of securities (see slide 7)    .YTD operating noninterest income totaled $285.7 million, up $22.3 million or 8% .Linked-quarter changes noted below adjusted for nonoperating items (securities transactions)    Mainly related to market conditions Mainly related to market conditions Mainly related to seasonality Due to rate volatility $66 $68 $70 $72 $74 $76 $78 3Q18 Noninterest Income Service Charges on Deposit Accounts Bank Card & ATM Fees Investment & Annuity Income and Insurance Trust Fees Secondary Mortgage Fees Other4Q18 Noninterest Income (excluding nonoperating items) $s in millions Service Charges on Deposit $21.5 29% Investment & Annuity and Insurance $6.3 9% Trust Fees $15.8 21% Bankcard & ATM Fees $15.7 21% Secondary Mortgage Fees $3.9 5% Other $11.4 15% Noninterest Income Mix 4Q18 12/31/18 $s in millions $75.5 $73.9 $0.1 $0.8 $0.3 $1.0 $0.4 $0.8

Managing Expenses in Line with Guidance Operating expense (noninterest expense excluding nonoperating items) totaled $176.9 million, up $0.5 million, or less than 1% linked-quarter .Nonoperating expenses totaled $2.5 million in 4Q18 and $4.8 million in 3Q18 .YTD operating expenses totaled $686.8 million, up $22.6 million, or 3% .Linked-quarter changes noted below adjusted for nonoperating items    Related to incentive pay and full quarter of acquired trust and asset management business Data processing, professional services, regulatory and business development Personnel $104.9 59% Occupancy $12.2 7% Equipment $3.8 2% Other (inc. ORE) $50.5 29% Amortization of intangibles $5.5 3% Operating Expense Mix 4Q18 12/31/18 $s in millions $160 $170 $180 $190 3Q18 Operating Expense Personnel Expense Occupancy & Equipment Revenue-generating Expenses Amortization of Intangibles Other 4Q18 Operating Expense $176.4 $176.9 $3.7 $0.5 $0.2 $0.2 $3.7

Managing Capital In The Best Interests of All Stakeholders TCE ratio 8.02%, up 35bps linked-quarter •Growth in tangible assets-4bps •Tangible net earnings +37bps •OCI +14bps; mostly related to lower unrealized loss on the AFS securities portfolio netted with pension plan losses •Dividends -9 bps •Stock-based comp activity & other -3bps    .Bought back 200,000 shares of common stock in late October 2018 at an average price of $41.30per share .Will continue to manage capital in the best interests of the Company and our shareholders; priorities are:•Organic growth •Dividend payout ratio targeted between 30-40% of net income •Opportunistic buybacks •Opportunistic infill M&A; no large or strategic transactions anticipated    Tangible Common Equity Ratio Leverage (Tier1) Ratio Tier 1 Risked-Based Capital Ratio Total Risk-Based Capital Ratio December 31, 2018 8.02% 8.67%(e) 10.51%(e) 12.02%(e) September 30, 2018 7.67% 8.50% 10.36% 11.98% June 30, 2018 7.76% 8.66% 10.48% 12.12% March 31, 2018 7.80% 8.51% 10.35% 12.00% December 31, 2017 7.73% 8.43% 10.21% 11.90% (e) Estimated for most recent period-end 5% 10% 15% 4Q17 1Q18 2Q18 3Q18 4Q18(e) Capital Ratios TCE Tier 1 Risk-Based Capital Total Risk-Based Capital

Near-Term Outlook

	4Q18 Actual YTD Actual	Items to note	2019 Outlook
Loans (EOP)	+$483 million or 10% LQA; +up $1 billion or 5% Y-o-Y	Net of sale of $116 million in low yield municipal loans during 4Q18	Expect net loan growth of $200-$250 million for 1Q19 due to typical seasonality; expect full year average growth for 2019 in mid single digits
Net Interest Margin (NIM)	3.39%	up 3 bps LQ No interest recoveries/reversals in 4Q18 See slide 7 for details of portfolio restructuring in 4Q18	Expect 4-6 bps increase in NIM in 1Q19; drivers will be funding mix, market rates and impact of portfolio restructuring
Noninterest Income (operating)	$73.9 million	Excludes $.6 million in net gains from portfolio restructuring (see slide7)	Expect operating noninterest income to increase 5%-7% for the year compared to 2018; inclusive of partial year impact from the trust and asset management acquisition; 1Q19 flat to slightly down related to seasonality, majority of growth in 2H19
Loan Loss Provision	$8.1 million		Expected range of $8-$9 million in first quarter of 2019
Operating expense	$176.9 million	Excludes $2.5 million of nonoperating items related to the trust & asset management acquisition, Hurricane Michael expenses and New Orleans main office relocation expenses	Expect operating expense to increase 4%-5% for the year compared to 2018; inclusive of partial year impact from the trust and asset management acquisition; 1Q19 will reflect seasonally higher payroll expenses
Effective Tax Rate	8%	Related to impact of tax reform strategies in 4Q18; will return to a more typical level in 1Q19	Expect the effective tax rate to approximate 17%-19% both on a quarterly and full year basis for 2019

19

HANCOCK WHITNEY

Long-Term Outlook –Goal to Achieve Objectives by 4Q20 2019/2020 Corporate Strategic Objectives (CSOs) Quarterly Objective Earnings (EPS)/quarter (excluding nonoperating items) $1.20 -$1.25 ROA (operating) 1.40% -1.45% TCE >8% ROTCE (operating) >15% Efficiency Ratio <56%. Goal is to achieve CSOs by the 4thquarter of 2020 .Does not include changes in interest rates or M&A

Appendix and Non-GAAP Reconciliations

Operating Earnings See slides 26-29 for non-GAAP reconciliations 4Q17 1Q18 2Q18 3Q18 4Q18 Operating Earnings ($000) 74,969 78,257 83,663 87,691 97,705 Operating EPS $0.86 $0.90 $0.96 $1.01 $1.12 Net Interest Income (TE) ($000) 216,996 209,627 215,628 218,289 221,471 Noninterest Inc excl non-op ($000) 69,688 67,397 68,832 75,518 73,934 Operating Expense excl non-op ($000) 168,063 164,938 168,597 176,360 176,908 Provision ($000) 14,986 12,253 8,891 6,872 8,100    74,969 78,257 83,663 87,691 97,705 60,000 80,000 100,000 120,000 4Q17 1Q18 2Q18 3Q18 4Q18 Operating Earnings ($000) $0.86 $0.90 $0.96 $1.01 $1.12 $0.70 $0.90 $1.10 $1.30 4Q17 1Q18 2Q18 3Q18 4Q18 Operating EPS 216,996 209,627 215,628 218,289 221,471 180,000 200,000 220,000 240,000 4Q17 1Q18 2Q18 3Q18 4Q18 Net Interest Income TE ($000) 69,688 67,397 68,832 75,518 73,934 60,000 65,000 70,000 75,000 80,000 4Q17 1Q18 2Q18 3Q18 4Q18 Non Interest Inc (excl non op) ($000) 168,063 164,938 168,597 176,360 176,908 160,000 170,000 180,000 190,000 4Q17 1Q18 2Q18 3Q18 4Q18 Operating Exp (excl non op) ($000) 14,986 12,253 8,891 6,872 8,100 5,000 10,000 15,000 20,000 4Q17 1Q18 2Q18 3Q18 4Q18

Key Operating Ratios See slides 26-29 for non-GAAP reconciliations    4Q17 1Q18 2Q18 3Q18 4Q18 Operating Return on Assets 1.10% 1.17% 1.22% 1.24% 1.37% Operating Return on Equity 10.37% 11.05% 11.54% 11.78% 12.95% Operating Return on TCE 14.62% 15.56% 16.12% 16.84% 18.43% Tangible Common Equity Ratio 7.73% 7.80% 7.76% 7.67% 8.02% Net Interest Margin (TE) 3.48% 3.37% 3.40% 3.36% 3.39% Operating Efficiency Ratio 56.57% 57.51% 57.40% 58.11% 58.03%   1.10% 1.17% 1.22% 1.24% 1.37% 0.90% 1.10% 1.30% 1.50% 4Q17 1Q18 2Q18 3Q18 4Q18 Operating Return on Assets 10.37% 11.05% 11.54% 11.78% 12.95% 8.00% 10.00% 12.00% 14.00% 4Q17 1Q18 2Q18 3Q18 4Q18 Operating Return on Equity 14.62% 15.56% 16.12% 16.84% 18.43% 14.00% 16.00% 18.00% 20.00% 4Q17 1Q18 2Q18 3Q18 4Q18 Operating Return on TCE 7.73% 7.80% 7.76% 7.67% 8.02% 7.00% 7.50% 8.00% 8.50% 4Q17 1Q18 2Q18 3Q18 4Q18 Tangible Common Equity Ratio 3.48% 3.37% 3.40% 3.36% 3.39% 3.20% 3.35% 3.50% 3.65% 4Q17 1Q18 2Q18 3Q18 4Q18 Net Interest Margin 56.57% 57.51% 57.40% 58.11% 58.03% 54.00% 56.00% 58.00% 60.00% 4Q17 1Q18 2Q18 3Q18 4Q18

Balance Sheet Summary 4Q17 1Q18 2Q18 3Q18 4Q18 Average Loans ($MM) 18,840 19,028 19,193 19,465 19,818 Average Total Securities ($MM) 5,801 5,897 6,032 6,186 5,965 Average Deposits ($MM) 21,763 22,043 22,101 22,022 22,498 Loan Yield (TE) 4.46% 4.43% 4.55% 4.63% 4.71% Securities Yield (TE) 2.50% 2.46% 2.50% 2.55% 2.62% Cost of Interest Bearing Dep 0.68% 0.78% 0.86% 0.97% 1.11% 18,840 19,028 19,193 19,465 19,818 16,000 18,000 20,000 22,000 4Q17 1Q18 2Q18 3Q18 4Q18 Average Loans ($MM) 5,801 5,897 6,032 6,186 5,965 4,000 5,000 6,000 7,000 4Q17 1Q18 2Q18 3Q18 4Q18 Average Total Securities ($MM) 21,763 22,043 22,101 22,022 22,498 18,000 20,000 22,000 24,000 4Q17 1Q18 2Q18 3Q18 4Q18 Average Deposits ($MM) 4.46% 4.43% 4.55% 4.63% 4.71% 4.20% 4.40% 4.60% 4.80% 4Q17 1Q18 2Q18 3Q18 4Q18 Loan Yield (TE)2.50% 2.46% 2.50% 2.55% 2.62% 2.40% 2.50% 2.60% 2.70% 4Q17 1Q18 2Q18 3Q18 4Q18 Securities Yield (TE)0.68% 0.78% 0.86% 0.97% 1.11% 0.60% 0.80% 1.00% 1.20% 4Q17 1Q18 2Q18 3Q18 4Q18 Cost of Interest Bearing Deposits

Well-Diversified Loan Portfolio C&I $8,621 43% Owner-occupied CRE $2,458 12% C&D $1,548 8% Income-producing CRE $2,342 12% Mortgage $2,910 14% Consumer $2,148 11% Total Loans $20,026 million 12/31/18 East Region (MS AL & FL) $4,688 23% Central Region (SE LA) $4,967 25% West Region (TX & SW LA) $3,424 17% Nashville Healthcare $581 3% Indirect $596 3% Total Loans by Market/LOB $20,026 million 12/31/18 Other $1,198 6% Mortgage $2,910 15% Energy $1,059 5% Equipment Finance $603 3%

Operating Earnings & Operating EPS Reconciliations Three Months Ended Twelve Months Ended (in thousands, except per share amounts) 12/31/2018 9/30/2018 6/30/2018 3/31/2018 12/31/2017 12/31/2018 12/31/2017 Net Income $96,240 $83,878 $71,177 $72,475 $55,449 $323,770 $215,632 Net income allocated to participating securities (1,691) (1,544) (1,328) (1,366) (1,104) (5,929) (4,670) Net income available to common shareholders $94,549 $82,334 $69,849 $71,109 $54,345 $317,841 $210,962 Nonoperating items, net of applicable income tax 1,465 3,813 12,486 5,782 -- 23,546 15,679 Nonoperating income allocated to participating securities (26) (71) (233) (109) (390) (439) (731) Income tax from remeasurement of deferred tax asset -- -- -- -- 19,520 -- 19,520 Operating net income available to common shareholders $95,988 $86,076 $82,102 $76,782 $73,475 $340,948 $245,430 Weighted average common shares -diluted 85,677 85,539 85,483 85,423 85,303 85,521 84,963 Earnings per share -diluted $1.10 $0.96 $0.82 $0.83 $0.64 $3.72 $2.48 Operating earnings per share -diluted $1.12 $1.01 $0.96 $0.90 $0.86 $3.99 $2.89

Operating ROA, ROE & ROTCE Reconciliations Three Months Ended Twelve Months Ended (dollars in thousands) 12/31/2018 9/30/2018 6/30/2018 3/31/2018 12/31/2017 12/31/2018 12/31/2017 Net Income $96,240 $83,878 $71,177 $72,475 $55,449 $323,770 $215,632 Nonoperating items, net of income tax benefit 1,465 3,813 12,486 5,782 --- 23,546 15,679 Income tax resulting from re-measurement of deferred tax asset --- --- --- --- 19,520 --- 19,520 Operating earnings $97,705 $87,691 $83,663 $78,257 $74,969 $347,316 $250,831 Average Assets $28,259,963 $28,026,923 $27,485,052 $27,237,077 $26,973,507 $27,755,808 $26,240,751 Average Equity $2,993,265 $2,952,431 $2,908,997 $2,872,813 $2,867,475 $2,932,263 $2,806,868 Average Tangible Common Equity $2,103,445 $2,066,205 $2,081,237 $2,039,544 $2,034,313 $2,072,765 $1,999,968 Return on average assets -operating 1.37% 1.24% 1.22% 1.17% 1.10% 1.25% 0.96% Return on average equity -operating 12.95% 11.78% 11.54% 11.05% 10.37% 11.84% 8.94% Return on average tangible common equity -operating 18.43% 16.84% 16.12% 15.56% 14.62% 16.76% 12.54%

Operating Revenue (TE) & Operating PPNR (TE) Reconciliations Three Months Ended Twelve Months Ended (dollars in thousands) 12/31/2018 9/30/2018 6/30/2018 3/31/2018 12/31/2017 12/31/2018 12/31/2017 Net interest income $217,433 $214,194 $211,547 $205,664 $208,047 $848,838 $792,312 Noninterest income 74,538 75,518 68,832 66,252 69,688 285,140 267,781 Total revenue $291,971 $289,712 $280,379 $271,916 $277,735 $1,133,978 $1,060,093 Taxable equivalent adjustment 4,038 4,095 4,081 3,963 8,949 16,177 34,390 Nonoperating revenue (604) — — 1,145 — 541 (4,352) Operating revenue (TE) $295,405 $293,807 $284,460 $277,024 $286,684 $1,150,696 $1,090,131 Noninterest expense (179,366) (181,187) (184,402) (170,791) (168,063) (715,746) (692,691) Nonoperating expense 2,458 4,827 15,805 5,853 — 28,943 28,473 Operating pre-provision net revenue (TE) $118,497 $117,447 $115,863 $112,086 $118,621 $463,893 $425,913    Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21% for the three and twelve months ended December 31, 2018 and the three months ended September 30, 2018, June 30, 2018, and March 31, 2018, and 35% for the three and twelve months ended December 31, 2017.

Core NII (TE) & Core NIM (TE) Reconciliation Three Months Ended Twelve Months Ended (dollars in thousands) 12/31/2018 9/30/2018 6/30/2018 3/31/2018 12/31/2017 12/31/2018 12/31/2017 Net interest income $217,433 $214,194 $211,547 $205,664 $208,047 $848,838 $792,312 Taxable equivalent adjustment (a) 4,038 4,095 4,081 3,963 8,949 16,177 34,390 Net interest income (TE) $221,471 $218,289 $215,628 $209,627 $216,996 $865,015 $826,702 Purchase accounting adjustments: Net loan discount accretion (b) 5,196 5,415 6,376 7,108 8,280 24,095 29,809 Net investment premium amortization (c) (190) (221) (259) (315) (320) (985) (1,536) Net purchase accounting accretion 5,006 5,194 6,117 6,793 7,960 23,110 28,273 Net interest income (TE) -core $216,465 $213,095 $209,511 $202,834 $209,036 $841,905 $798,429 Average earning assets $26,011,183 $25,832,372 $25,391,025 $25,106,283 $24,812,676 $25,588,372 $24,108,711 Net interest margin (TE) -reported 3.39% 3.36% 3.40% 3.37% 3.48% 3.38% 3.43 % Net purchase accounting adjustments 0.08% 0.08% 0.09% 0.11% 0.13% 0.09% 0.12 % Net interest margin (TE) -core 3.31% 3.28% 3.31% 3.26% 3.35% 3.29% 3.31% (a) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21% for the three and twelve months ended December 31, 2018 and the three months ended September 30, 2018, June 30, 2018, and March 31, 2018, and 35% for the three and twelve months ended December 31, 2017. (b) Includes net loan discount accretion arising from business combinations. (c) Includes net investment premium amortization arising from business combinations.

Fourth Quarter 2018 Earnings Conference Call 1/17/2019